Exhibit 23.6


       [Letterhead of LaRoche Petroleum Consultants, Ltd.]


                       ENGINEER'S CONSENT


We  consent  to the reference to our appraisal report  for  Devon
Energy Corporation as of the years ended December 31, 1996,  1997 and 1998, incorporated herein by reference.



                          LAROCHE PETROLEUM CONSULTANTS, LTD.

                                  WILLIAM E. LAROCHE
                                  William E. LaRoche
                                   Partner

March 7, 2000